UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

INTERNATIONAL FLAVORS & FRAGRANCES INC.
 (Exact name of registrant as specified in its charter)

New York	1-4858	13-1432060
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2011, Peter A. Georgescu retired from the Board of Directors of International Flavors & Fragrances Inc. (the “Company”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 3, 2011. At the Annual Meeting, (i) twelve members were elected to serve as directors of the Company; (ii) the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011 was ratified; (iii) the compensation of the Company’s named executive officers was approved in an advisory vote; and (iv) the Company’s shareholders voted, in an advisory vote, as set forth below as to the frequency of future advisory votes on executive compensation. Each of these proposals is described in detail in the Company’s Proxy Statement. The final results for the votes regarding each proposal are set forth below.

The directors elected to the Company’s Board for terms expiring at the Annual Meeting in the year 2012, as well as the number of votes cast for, votes cast against, votes abstained and broker non-votes with respect to each of these individuals are set forth below:

				Broker
				Non-
	For	Against	Abstain	Votes
Margaret Hayes Adame	64,041,966	2,747,093	17,382	3,565,678
Marcello Bottoli	64,978,497	1,800,877	27,067	3,565,678
Linda B. Buck	66,354,107	408,682	43,652	3,565,678
J. Michael Cook	63,508,189	3,271,260	26,992	3,565,678
Roger W. Ferguson, Jr.	65,002,573	1,726,619	77,249	3,565,678
Andreas Fibig	66,418,064	318,979	69,398	3,565,678
Alexandra A. Herzan	65,252,152	1,521,969	32,320	3,565,678
Henry W. Howell, Jr.	65,799,307	975,825	31,309	3,565,678
Katherine M. Hudson	65,612,492	1,131,587	62,362	3,565,678
Arthur C. Martinez	58,838,659	7,940,933	26,849	3,565,678
Dale F. Morrison	65,624,539	1,086,210	95,692	3,565,678
Douglas D. Tough	64,464,850	2,264,154	77,437	3,565,678

The proposal to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2011 received the following votes:

For:	66,341,063
Against:	3,993,654
Abstain:	37,402
Broker Non-Votes:	N/A

The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement, including the “Compensation Discussion and Analysis”, the compensation tables and related narrative disclosure, received the following votes:

For:	56,771,426
Against:	8,276,553
Abstain:	1,758,462
Broker Non-Votes:	3,565,678

The advisory vote on the frequency of future advisory votes on executive compensation received the following votes:

1 Year:	60,136,870
2 Years:	468,667
3 years:	4,455,808
Abstain:	1,745,096
Broker Non-Votes:	3,565,678

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS &
FRAGRANCES INC.

Dated: May 6, 2011	By: /s/ Anne Chwat
Name: Anne Chwat
Title: Senior Vice President, General Counsel and Corporate Secretary